UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 27, 2021

TD Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36055	45-4077653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25th Floor, Block C, Tairan Building

No. 31 Tairan 8th Road, Futian District

Shenzhen, Guangdong, PRC 518000

(Address of Principal Executive Offices)

+86 (0755) 88898711

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	GLG	Nasdaq Capital Market

Item 3.02 Unregistered Sales of Equity Securities

As disclosed on TD Holdings, Inc.’s (the “Company”) Current Report on Form 8-K (the “Form 8-K”) filed on August 27, 2021, the Company entered into certain securities purchase agreement (the “SPA”) with certain “non-U.S. Persons” (the “Purchasers”) as defined in Regulation S of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to which the Company agreed to sell an aggregate of 16,000,000 shares (the “Shares”) of its common stock, par value $0.001 per share (“Common Stock”), at a per share purchase price of $1.00 (the “Common Stock Offering”), subject to various conditions to closing.

On September 27, 2021, the transaction contemplated by the SPA closed since all the closing conditions of the SPA have been satisfied and the Company issued the Shares to the Purchasers pursuant to the SPA.

As disclosed on the Form 8-K, the Company also entered into certain securities purchase agreement (the “Unit SPA”) with certain “non-U.S. Persons (the “Unit Purchasers”) as defined in Regulation S of the Securities Act, pursuant to which the Company agreed to sell an aggregate of 19,000,000 units (the “Units”), each Unit consisting of one Common Stock and a warrant to purchase one Common Stock (the “Warrant”) with an initial exercise price of $1.15 at a price of $1.15 per Unit (the “Unit Offering”), subject to various conditions to closing.

On September 27, 2021, the transaction contemplated by the Unit SPA closed since all the closing conditions of the Unit SPA have been satisfied and the Company issued the Units to the Unit Purchasers pursuant to the Unit SPA.

 The issuance and sale of the Shares and Units are exempted from the registration requirements of the Securities Act pursuant to Regulation S promulgated thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TD HOLDINGS, INC.

Date: September 28, 2021	By:	/s/ Renmei Ouyang
	Name:	Renmei Ouyang
	Title:	Chief Executive Officer

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